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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2008

                           BLACKWATER MIDSTREAM CORP.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


       333-103647                                           26-2590455
(Commission File Number)                       (IRS Employer Identification No.)

                                 4006 HIGHWAY 44
                           GARYVILLE, LOUISIANA 70051
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               (Address of principal executive offices) (Zip Code)

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              (Registrant's telephone number, including area code)


              ----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS


         On November 13, 2008 the board of directors (the "Board") of Blackwater Midstream Corp. (the "Company"), with input from the Company's senior management, concluded that the financial statements contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, filed with the Securities & Exchange Commission on August 19, 2008, should no longer be relied upon. Such conclusion came as a result of management's identification of errors related to the accounting for certain stock options and restricted shares issued to employees, directors, and other third-parties. On November 17, 2008, the Company filed an amended Quarterly Report on Form 10-Q/A for the period ended June 30, 2008. The Board discussed the matters disclosed in such filing with the Company's independent accountant.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 17, 2008                BLACKWATER MIDSTREAM CORP.


                                        By: /s/ Donald St. Pierre
                                            ------------------------------------
                                            Donald St. Pierre
                                            Chief Financial Officer